Exhibit 99.1

Athena Consumer Acquisition Corp. Announces

Change of Date of Special Meeting of Stockholders

New York, NY, July 31, 2023 (GLOBE NEWSWIRE) -- Athena Consumer Acquisition Corp. (NYSE American: ACAQ.U, ACAQ, ACAQ WS) (“Athena”), announced today that its special meeting of stockholders (the “Special Meeting”) in connection with its previously announced business combination (the “Business Combination”) with Next.e.GO Mobile SE (“e.GO”), Next.e.GO B.V., a wholly-owned subsidiary of e.GO (“TopCo”), and Time is Now Merger Sub, Inc., a wholly-owned subsidiary of TopCo (“Merger Sub”), originally scheduled for August 14, 2023, is being postponed to a future date to be determined by Athena. Athena anticipates announcing a new meeting date and record date for the Special Meeting when the Registration Statement (as defined below) is declared effective by the U.S. Securities and Exchange Commission (the “SEC”).

Athena will issue a press release announcing the new date and time for the Special Meeting once it is determined. As a result of this change, the record date determining which stockholders are eligible to vote at the Special Meeting will change, and the deadline for Athena’s stockholders to exercise their redemption rights in connection with the Business Combination will be extended to 5:00 p.m., Eastern Time, two business days prior to the new meeting date.

If stockholders have any questions or need assistance, please call Athena’s proxy solicitor, Morrow Sodali LLC, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing ACAQ.info@investor.morrowsodali.com.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination, TopCo has filed with the SEC a registration statement on Form F-4 on March 13, 2023 (as amended, the “Registration Statement”), which includes a preliminary proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of Athena’s common stock in connection with the Athena’s solicitation of proxies for the vote by Athena’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of TopCo to be issued in the Business Combination.. The Registration Statement has not yet been declared effective by the SEC. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Athena will send to its stockholders in connection with the Business Combination. Athena’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the Registration Statement, the amendments thereto and, when available, the definitive proxy statement/prospectus, as these will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to stockholders of Athena as of the new record date when available. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: 442 5th Avenue, New York, NY, 10018.

Participants in the Solicitation

Athena, e.GO, TopCo and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Athena’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Athena’s directors and officers in Athena’s filings with the SEC, and such information and names of e.GO’s directors and executive officers is also contained in the Registration Statement, and is available free of charge from the sources indicated above.

Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Athena, e.GO, and TopCo’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination, the level of redemptions by Athena’s public stockholders, the timing of the completion of the Business Combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Athena, e.GO, and TopCo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Athena, e.GO, and TopCo.

These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the stockholders of Athena or e.GO is not obtained; (iii) failure to realize the anticipated benefits of the proposed Business Combination; (iv) risks relating to the uncertainty of the projected financial information with respect to e.GO; (v) the outcome of any legal proceedings that may be instituted against Athena and/or e.GO following the announcement of the Business Combination; (vi) future global, regional or local economic and market conditions; (vii) the development, effects and enforcement of laws and regulations; (viii) e.GO’s ability to grow and achieve its business objectives; (ix) the effects of competition on e.GO’s future business; (x) the amount of redemption requests made by Athena’s public stockholders; (xi) the ability of Athena or the combined company to issue equity or equity-linked securities in the future; (xii) the ability of e.GO and Athena to raise interim financing in connection with the Business Combination; (xiii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xiv) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation, (xv) costs related to the Business Combination, (xvi) the impact of a sustained outbreak of COVID-19 and (xvii) those factors discussed under the heading “Risk Factors” and in the documents filed, or to be filed, by Athena and TopCo with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

There may be additional risks that neither e.GO nor Athena presently know or that e.GO and Athena currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect e.GO’s and Athena’s expectations, plans or forecasts of future events and views as of the date of this communication. e.GO and Athena anticipate that subsequent events and developments will cause e.GO’s and Athena’s assessments to change. However, while e.GO and Athena may elect to update these forward-looking statements at some point in the future, e.GO and Athena specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing e.GO’s and Athena’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

About Athena

Athena Consumer Acquisition Corp. (NYSE American: ACAQ.U, ACAQ, ACAQ WS), incorporated in Delaware, is a special purpose acquisition company (“SPAC”) incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. Athena is the second SPAC founded by Isabelle Freidheim, with Jane Park serving as Chief Executive Officer, Jennifer Carr-Smith as President and Angy Smith as Chief Financial Officer. All three Athena SPACs have been comprised entirely of women founders, CEOs, board members and other executives.

About e.GO

Headquartered in Aachen, Germany, e.GO designs and manufactures battery electric vehicles for the urban environment, with a focus on convenience, reliability and affordability. e.GO has developed a disruptive solution for producing its electric vehicles using proprietary technologies and low cost MicroFactories, and has vehicles already on the road today. e.GO is helping cities and their inhabitants improve the way they get around and is making clean and convenient urban mobility a reality. Visit https://www.e-go-mobile.com/ to learn more.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Media Contact

Libbie Wilcox
Bevel PR
Athena@bevelpr.com

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